MANAGERS TRUST I

MANAGERS SMALL CAP FUND

Supplement dated June 12, 2006

to the Prospectus dated March 1, 2006

The following information supplements and supersedes any information to the contrary relating to the Managers Small Cap Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus dated March 1, 2006.

Effective as of the close of business on June 15, 2006 (the “Closing Date”), the Fund is closed to certain new investors as described below. Shareholders who own shares of the Fund on the Closing Date may continue to purchase additional shares of the Fund in their existing accounts. Financial advisors, institutions, intermediaries and other platforms that have existing accounts or client assets in the Fund on the Closing Date may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Fund will not be permitted after the Closing Date, unless the exchange is being made into an existing shareholder account or an existing intermediary account as described above.

Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

For additional information regarding the closing of the Fund to certain new investors described above, please call 1-800-835-3879.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE